                                                                  EXHIBIT 10.15


                         FOURTH AMENDMENT TO CREDIT AGREEMENT

    THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Fourth Amendment") is dated as of the 4th day of March, 1996, and entered into among MICHAELS STORES, INC., a Delaware corporation ("Company"), the Lenders signatory hereto, NATIONSBANK OF TEXAS, N.A., a national banking association, individually and as Administrative Lender (in such latter capacity, the "Administrative Lender"), and BANK OF AMERICA ILLINOIS, a national banking association, individually and as Co-Agent.

                                     WITNESSETH:

    WHEREAS, Company, the Lenders, and the Administrative Lender entered into a First Amended and Restated Credit Agreement, effective as of June 18, 1994 (as amended, restated, or otherwise modified from time to time, including without limitation, as amended by the First Amendment to Credit Agreement dated as of April 26, 1995, among the parties hereto, the Second Amendment to Credit Agreement dated as of September 1, 1995, and the Third Amendment to Credit Agreement dated as of February 12, 1996 among the parties hereto, the "Credit Agreement");

    WHEREAS, Company has requested a waiver of compliance with Section 7.01(b) of the Credit Agreement for the fiscal quarter ended January 28, 1996, effective as of the first day of such fiscal quarter, and the Lenders and the Administrative Lender have agreed to such a waiver upon the terms and conditions set forth below; and

    WHEREAS, the Lenders, the Administrative Lender, and Company have agreed to amend the Credit Agreement to make certain changes to the terms therein upon the terms and conditions set forth below;

    NOW, THEREFORE, for valuable consideration hereby acknowledged, Company, the Lenders and the Administrative Lender agree as follows:

    SECTION 1. DEFINITIONS. Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

    SECTION 2.  AMENDMENTS.

         (a) The definition of "Fixed Charges" in the Credit Agreement is hereby amended to read in its entirety as follows:

         "FIXED CHARGES" means for Company and its Subsidiaries as of any determination date for the preceding 12-month period, the sum of (a) interest expense for such period, plus (b) operating lease expense for such period, all as determined and consolidated in accordance with GAAP, plus
    (c) capital expenditures (other than capital lease obligations incurred from time to time for point-of-sale equipment and store systems, and services and equipment supporting this equipment and systems not to exceed $32,000,000 in the aggregate throughout the term of this Agreement).

         (b) The definition of "Fixed Charges Coverage Ratio" is hereby amended to read in its entirety as follows:

         "FIXED CHARGES COVERAGE RATIO" means for Company and its Subsidiaries as of any determination date for the preceding 12-month period, the ratio of (a) the sum of (i) consolidated income of Company and its Subsidiaries before income taxes for such period (excluding extraordinary cash gains or losses for such period), plus (ii) interest expense for such period plus
    (iii) operating lease expense for such period plus (iv) depreciation and amortization for such period to (b) Fixed Charges.

         (c) The definition of "Total Liabilities" is hereby amended to read in its entirety as follows:

         "TOTAL LIABILITIES" means, as of the date of any determination thereof, the aggregate (after eliminating intercompany items) of all liabilities of Company and its Subsidiaries determined in accordance with GAAP (including capitalized leases). Notwithstanding anything contained herein or in the other Loan Papers to the contrary, such term shall include all guaranties and liabilities relating to letters of credit (other than commercial letters of credit) without duplication for liabilities related to workmen's compensation.

         (d) Section 2.06 of the Credit Agreement shall be deleted in its entirety and the following substituted in its stead:

         Section 2.06 BORROWING BASE AND BORROWING BASE REPORT. Notwithstanding anything to the contrary in this Agreement or in any of the other Loan Papers, the sum of the (a) aggregate amount of all Advances outstanding at any time under the Loan, plus (b) the aggregate face amount of all outstanding Letters of Credit at any such time, shall not exceed the lesser of (i) the Commitment and (ii) the Borrowing Base. The Borrowing Base shall be computed on the Closing Date, and thereafter shall be recomputed as of the last day of each Fiscal Month utilizing a Borrowing Base Report, with appropriate completions, which shall be furnished to Administrative Lender within 30 days after the end of each Fiscal Month and certified as to correctness by an Authorized Financial Officer; provided that the correctness of the Borrowing Base Report submitted for the 12th Fiscal Month of each fiscal year shall be qualified to the extent of adjustments reflected in the audited financial statements for such fiscal year. At the option of the Company, the Borrowing Base may be redetermined at any time during the month (but not more than twice in any one month) upon one Business Day's prior notice from the Company to the Administrative Lender. Upon such a recomputation the Company will furnish to Administrative Lender a new Borrowing Base Report, with appropriate completions, certified as to correctness by an Authorized Financial Officer.

    Each redetermination shall be effective upon receipt by Administrative Lender of a new Borrowing Base Report, with appropriate completions, certified as to correctness by an Authorized Financial Officer.

         (e) Section 7.01(b) the Credit Agreement shall be deleted in its entirety and the following substituted in its stead:

         (b) FIXED CHARGES COVERAGE RATIO. Company will not permit the Fixed Charges Coverage Ratio at any time during the first three fiscal quarters in fiscal year 1996 to be less than 1.00 to 1.00, and, in the fourth fiscal quarter in fiscal year 1996 and at all times thereafter, to be less than
    1.15 to 1.00. $64,400,000 of the provisions established in the fiscal quarter ending July 30, 1995 for inventory markdowns and other charges shall be added to pretax consolidated income of the Company for the fiscal quarter ending July 30, 1995 only for purposes of determining compliance with the covenant contained in this Section for the fiscal quarter ending April 28, 1996 only.

    SECTION 3. WAIVER. The Lenders hereby waive effective as of the first day of the fiscal quarter ending January 28, 1996, compliance with Section 7.01(b) of the Credit Agreement for the fiscal quarter ending January 28, 1996. Company hereby acknowledges and agrees that nothing in this Fourth Amendment shall affect Company's obligations under the Credit Agreement or the other Loan Papers executed in connection therewith (except as specifically provided in this Fourth Amendment), which remain valid, binding and enforceable, and except as amended hereby, unamended, or shall constitute a waiver by the Lenders of any of their rights or remedies (except as specifically provided in this Amendment), now or at any time in the future, with respect to any requirement under the Credit Agreement or the other Loan Papers or with respect to an Event of Default or Default, occurring now or at any time in the future.

    SECTION 4. CONDITIONS PRECEDENT. This Fourth Amendment shall not be effective until (a) Company has paid to the Administrative Lender for the benefit of all Lenders an amendment fee equal to 0.175% of the Commitment, (b) all proceedings of Company taken in connection with this Fourth Amendment and the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Lender and Lenders signatory hereto, and (c) the Administrative Lender and Lenders shall have each received such documents, instruments, and certificates, in form and substance satisfactory to the Lenders, as the Lenders shall deem necessary or appropriate in connection with this Fourth Amendment and the transactions contemplated hereby.

    SECTION 5. REPRESENTATIONS AND WARRANTIES. Company represents and warrants to the Lenders and the Administrative Lender that (a) this Fourth Amendment constitutes its legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Event of Default or Default under the Credit Agreement after giving effect to this Fourth Amendment, (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof after giving effect to this Fourth Amendment, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof, (e) the Credit Agreement, as amended hereby, and the other Loan Papers remain in full force and effect, and (f) no notice to, or consent of, any Person is required under the terms of any agreement of Company in connection with the execution of this Fourth Amendment.

    SECTION 6. FURTHER ASSURANCES. Company shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Administrative Lender, as the Administrative Lender or any Lender may deem reasonably necessary or appropriate in connection with this Fourth Amendment.

    SECTION 7. COUNTERPARTS. This Fourth Amendment and the other Loan Papers may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

    SECTION 8. ENTIRE AGREEMENT. THIS FOURTH AMENDMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

    SECTION 9. GOVERNING LAW. (a) THIS FOURTH AMENDMENT AND ALL LOAN PAPERS SHALL BE DEEMED CONTRACTS MADE UNDER THE LAWS OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF TEXAS, EXCEPT TO THE EXTENT FEDERAL LAWS GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OR ANY PART OF THIS FOURTH AMENDMENT AND ALL LOAN PAPERS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, COMPANY AND EACH SUBSIDIARY AGREES THAT THE COURTS OF TEXAS WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

    (b) COMPANY AND EACH SUBSIDIARY HEREBY WAIVES PERSONAL SERVICE OF ANY LEGAL PROCESS UPON IT. IN ADDITION, COMPANY AND EACH SUBSIDIARY AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO COMPANY AT ITS ADDRESS DESIGNATED FOR NOTICE UNDER THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON RECEIPT BY COMPANY. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE LENDER OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

    SECTION 10. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, COMPANY, EACH SUBSIDIARY AND EACH LENDER HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS FOURTH AMENDMENT, THE OTHER LOAN PAPERS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

    IN WITNESS WHEREOF, this Fourth Amendment to Credit Agreement is executed as of the date first set forth above.


COMPANY:                               MICHAELS STORES, INC.


                                         /s/ Kristen L. Magnuson
                                       --------------------------------------
                                       By:    Kristen L. Magnuson
                                             --------------------------------
                                       Its:   Vice President - Finance and
                                              Business Planning
                                             --------------------------------


LENDERS: NATIONSBANK OF TEXAS N.A., as Administrative Lender, and individually as a Lender


                                         /s/ Joseph G. Taylor
                                       --------------------------------------
                                       By:    Joseph G. Taylor
                                       Its:   Senior Vice President


                                       BANK OF AMERICA ILLINOIS, as Co-Agent
                                       and as a Lender


                                         /s/ J. Stephen Mernick
                                        --------------------------------------
                                       By:    J. Stephen Mernick
                                              --------------------------------
                                       Its:   Senior Vice President
                                             --------------------------------

                                       BANK ONE, TEXAS, N.A., as a Lender


                                           /s/ Alan L. Miller
                                       --------------------------------------
                                       By:    Alan L. Miller
                                             --------------------------------
                                       Its:   Vice President
                                              --------------------------------


                                       CREDIT LYONNAIS NEW YORK BRANCH, as
                                       a Lender


                                         /s/ ? Ivosevisi
                                       --------------------------------------
                                       By:    ? Ivosevisi
                                             --------------------------------
                                       Its:   Senior Vice President
                                              --------------------------------


                                       FIRST INTERSTATE BANK OF TEXAS, N.A.,
                                       as a Lender


                                         /s/ Susan L. Coulter
                                       --------------------------------------
                                       By:    Susan L. Coulter
                                             --------------------------------
                                       Its:   Vice President
                                              --------------------------------


                                       MELLON BANK, N.A., as a Lender


                                         /s/ Marc T. Kennedy
                                       --------------------------------------
                                       By:    Marc T. Kennedy
                                             --------------------------------
                                       Its:   Assistant Vice President
                                              --------------------------------

                                       THE BOATMEN'S NATIONAL BANK OF
                                       ST. LOUIS, as a Lender


                                         /s/ Dwight D. Erdbruegger
                                       --------------------------------------
                                       By:    Dwight D. Erdbruegger
                                             --------------------------------
                                       Its:   Vice President
                                              --------------------------------


                                       UNITED STATES NATIONAL BANK OF
                                       OREGON, as a Lender

                                         /s/ Blake R. Howells
                                         ------------------------------------
                                       By:    Blake R. Howells
                                             --------------------------------
                                       Its:   Vice President
                                              --------------------------------


AGREED AND ACCEPTED: The following guarantors agree and accept the above increase the Commitment:

MICHAELS OF CANADA, INC.


/s/ Kristen L. Magnuson
- ------------------------------
By:   Kristen L. Magnuson
Its:  Treasurer


LEEWARDS CREATIVE CRAFTS, INC.


/s/ Kristen L. Magnuson
- ------------------------------
By:   Kristen L. Magnuson
Its:  Vice President - Finance and Business Planning

MICHAELS INTERNATIONAL FINANCE, INC.
5931, INC.
TREASURE HOUSE STORES, INC.
OREGON CRAFT & FLORAL SUPPLY CO., INC.
OREGON CRAFT & FLORAL SUPPLY CO. II, INC.
OREGON CRAFT & FLORAL SUPPLY CO. III, INC.
OREGON CRAFT & FLORAL SUPPLY CO. IV, INC.
OREGON CRAFT & FLORAL SUPPLY CO. V, INC.
OREGON CRAFT & FLORAL SUPPLY CO. VI, INC.
OREGON CRAFT & FLORAL SUPPLY CO. VII, INC.
OREGON CRAFT & FLORAL SUPPLY CO. VIII, INC.
OREGON CRAFT & FLORAL SUPPLY CO. IX, INC.
HABIF & ROSS ENTERPRISES, INC.
RIVERSIDE CRAFT & FLORAL SUPPLY CO., INC.
SAN DIEGO CRAFT & FLORAL SUPPLY CO. INC.
MISSION VIEJO CRAFT & FLORAL, INC.
H.F.C.S., INC.
SAN LEANDRO CRAFT & FLORAL SUPPLY COMPANY, INC.
ORANGE CRAFT & FLORAL SUPPLY CO., INC.
H & H CRAFT & FLORAL SUPPLY CO. #9, INC.
OC&F NUMBER 18, INC.
MICHAELS OF PUERTO RICO, INC.
AARON BROTHERS, INC.
AARON BROTHERS HOLDINGS, INC.
AARON BROTHERS ART MARTS, INC.


/s/ Kristen L. Magnuson
- ------------------------------
By:   Kristen L. Magnuson
Its:  Vice President